UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2024, NextTrip, Inc., a Nevada corporation (the “Company”), consummated a series of separate securities transactions as described below.

Series J Preferred Stock Offering

On December 31, 2024, the Company entered into a securities purchase agreement (the “Series J Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued and sold an aggregate of 297,788 restricted shares of newly designated Series J Nonvoting Convertible Preferred Stock of the Company (the “Series J Preferred”), (the “Series J Offering”) at a purchase price of $3.02 per share.

The Series J Preferred shall be convertible into the Company’s common stock (the “Common Stock”) on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

The Series J Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

See Item 5.03 below for a description of the terms of the Series J Preferred, which is incorporated by reference herein.

Series K Preferred Stock, Warrant and Unsecured Promissory Note Offering

On December 31, 2024, the Company entered into a series of agreements whereby an investor agreed to loan the Company up to $1,000,000 against an unsecured promissory note (the “$1M Note”). The $1M Note is payable in full on the earlier date of one (1) year from issuance or the date the Company completes a financing of $5 million or greater, is unsecured and has no prepayment penalty.

In connection with the $1 million Note, the investor received fifteen percent (15%) guaranteed prepaid interest issued in the form of Series K Nonvoting Convertible Preferred Stock of the Company (the “Series K Preferred Stock”) as well as 100% warrant coverage, as follows: (1) a warrant exercisable in cash to purchase up to 500,000 shares of Common Stock (the “Cash Warrant”) and (2) a cashless warrant (the “Cashless Warrant”) to purchase up to 500,000 shares of Common Stock, each at an exercise price of $4.00 per share for a period of three years which is exercisable six (6) months from the issuance date.

Concurrently, on December 31, 2024, the Company entered into a series of agreements whereby additional investors agreed to loan the Company $220,000 against an unsecured promissory note (the “$220k Note”). The $220k Note has a maturity date of one (1) year from the date thereof, is unsecured and has no prepayment penalty.

In connection with the $220k Note, the investors also received fifteen percent (15%) guaranteed prepaid interest issued in the form of Series K Preferred Stock as well as a warrant on to purchase up to 220,000 shares of the Company’s common stock. The warrant has an exercise price of $4.00 per share and is exercisable for a period of three years, beginning the issuance date. If at the time of any exercise of the warrant, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares by the investor, then such investor may elect to exercise up to 50% of the warrant on a cashless basis. In connection with the $220k Note, the Company entered into a registration rights agreement with respect to the shares of Common Stock underlying the Series K Preferred Stock and Half Cashless Warrant (the “Registration Rights Agreement”).

Each Series K investor entered into a securities purchase agreement (the “Series K Purchase Agreement”) whereby an aggregate of 60,595 restricted shares of Series K Preferred, (the “Series K Offering”) at a purchase price of $3.02 per share.

The Series K Preferred shall be convertible into the Company’s common stock (the “Common Stock”) on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

The Series K Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

See Item 5.03 below for a description of the terms of the Series K Preferred, which is incorporated by reference herein.

Conversion of Related Party Loans into Series L Preferred Stock

On December 31, 2024, the Company entered into debt conversion agreements (the “Related Party Debt Conversion Agreements”) with its chief executive officer William Kerby and chairman of the board Donald P. Monaco (the “Related Parties”) whereby the Related Parties and the Company agreed to convert $1.75 million in existing unsecured promissory notes owed to the Related Parties for monies advanced to the Company into an aggregate of 579,469 restricted shares of newly designated Series L Nonvoting Convertible Preferred Stock of the Company (the “Series L Preferred”), (the “Series L Offering”) at a purchase price of $3.02 per share.

The Series L Preferred shall be convertible into the Company’s common stock (the “Common Stock”) on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below), subject to beneficial ownership limitations.

See Item 5.03 below for a description of the terms of the Series L Preferred, which is incorporated by reference herein.

Series M Preferred Stock Offering and Debt Conversion

On December 31, 2024, the Company entered into a securities purchase agreement (the “Series M Purchase Agreement,” and together with the Series J Purchase Agreement and Series K Purchase Agreement, the “Purchase Agreements”) with certain accredited investors (the “Purchasers”), pursuant to which the Company may issue and sell up to $500,000 of restricted shares of newly designated Series M Nonvoting Convertible Preferred Stock of the Company (the “Series M Preferred”), (the “Series M Offering,” and together with the Series J Offering, Series K Offering and Series L Offering, the “Offerings”) at a purchase price of $3.02 per share.

In addition, as part of the Series M Offering, on December 31, 2024, the Company entered into a debt conversion agreement (the “Debt Conversion Agreement,” and together with the Related Party Debt Conversion Agreements, the “Debt Conversion Agreements”) with an existing lender whereby the lender and the Company agreed to convert $350,000 in existing unsecured promissory notes owed to the lender for monies advanced to the Company into Series M Preferred.

The Series M Preferred shall be convertible into the Company’s Common Stock on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

The Series M Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

See Item 5.03 below for a description of the terms of the Series M Preferred, which is incorporated by reference herein.

Each of the foregoing Offerings include conversion or exercise limitations which provide that the Company shall not issue or sell any shares of Common Stock pursuant to the conversions of preferred stock or exercises of warrants to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued would exceed 19.99% of the shares of Common Stock outstanding on the date of each such Offering (which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by each such separate Offering under applicable rules of the Nasdaq Capital Market) (the “Exchange Cap”) unless and until the Company elects to solicit stockholder approval of the issuance of Common Stock as contemplated by the Purchase Agreements and the stockholders of the Company have in fact approved such issuance in accordance with the applicable rules and regulations of the Nasdaq Capital Market.

The Company intends to use the net proceeds from the Offerings as working capital for general corporate purposes.

The foregoing summaries of the Purchase Agreements, Warrants, Unsecured Promissory Notes, Debt Conversion Agreements and Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1-10.8 and 4.1-4.3, respectively, to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Series J Preferred, Series K Preferred, Series L Preferred, Series M Preferred and Warrants is hereby incorporated herein by reference.

The shares of Series J Preferred, Series K Preferred, Series L Preferred, Series M Preferred and Warrants issued by the Company (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the Preferred Shares and Warrants, when issued upon conversion of the Preferred Shares and exercise of the Warrants, respectively, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series J Nonvoting Convertible Preferred Stock

On January 3, 2025, the Company filed a Certificate of Designation of Series J Convertible Preferred Stock (the “Series J Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 297,788 shares of the Company’s preferred stock as Series J Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series J Certificate of Designation are summarized below:

Ranking. The Series J Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series J Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series J Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series J Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series J Preferred or alter or amend the Series J Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series J Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series J Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series J Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series J Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series J Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series J Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series J Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series J Certificate of Designation attached as Exhibits 3.1 to this Current Report, which is incorporated herein by reference.

Series K Nonvoting Convertible Preferred Stock

On January 3, 2025, the Company filed a Certificate of Designation of Series K Convertible Preferred Stock (the “Series K Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 60,595 shares of the Company’s preferred stock as Series K Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series K Certificate of Designation are summarized below:

Ranking. The Series K Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series K Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series K Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series K Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series K Preferred or alter or amend the Series K Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series K Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series K Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series K Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series K Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series K Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series K Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series K Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series K Certificate of Designation attached as Exhibits 3.2 to this Current Report, which is incorporated herein by reference.

Series L Nonvoting Convertible Preferred Stock

On January 3, 2025, the Company filed a Certificate of Designation of Series L Convertible Preferred Stock (the “Series L Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 579,469 shares of the Company’s preferred stock as Series L Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series L Certificate of Designation are summarized below:

Ranking. The Series L Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series L Preferred will be entitled to dividends, if, as and when declared by the Board out of funds at the time legally available therefor, dividends in the amount of 12% per annum per share of Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock), and no more. Dividends on the Preferred Stock shall be fully cumulative, shall accrue without interest and without compounding from the date of first issuance, and shall, if declared by the Board, be payable quarterly in arrears on March 1, June 1, September 1 and December of each year. All dividends on the Preferred Stock shall be payable (i) in shares of Common Stock of the Company at the Nasdaq Closing Price; provided, however, that such prices shall not be less than $3.02 per share, or (ii) cash, at the election of a majority of the independent directors. Any dividend which shall not be paid on required dividend date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. In the event that any dividend becomes “past due” the per annum rate shall increase to 14%.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series L Preferred are not entitled to voting rights However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series L Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series L Preferred or alter or amend the Series L Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series L Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series L Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series L Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series L Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series L Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series L Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series L Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series L Certificate of Designation attached as Exhibits 3.3 to this Current Report, which is incorporated herein by reference.

Series M Nonvoting Convertible Preferred Stock

On January 3, 2025, the Company filed a Certificate of Designation of Series M Convertible Preferred Stock (the “Series M Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 165,562 shares of the Company’s preferred stock as Series M Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series M Certificate of Designation are summarized below:

Ranking. The Series M Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series M Preferred will be entitled to dividends, if, as and when declared by the Board out of funds at the time legally available therefor, dividends in the amount of 12% per annum per share of Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock), and no more. Dividends on the Preferred Stock shall be fully cumulative, shall accrue without interest and without compounding from the date of first issuance, and shall, if declared by the Board, be payable quarterly in arrears on March 1, June 1, September 1 and December of each year. All dividends on the Preferred Stock shall be payable (i) in shares of Common Stock of the Company at the Nasdaq Closing Price; provided, however, that such prices shall not be less than $3.02 per share, or (ii) cash, at the election of a majority of the independent directors. Any dividend which shall not be paid on required dividend date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. In the event that any dividend becomes “past due” the per annum rate shall increase to 14%.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series M Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series M Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series M Preferred or alter or amend the Series M Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series M Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series M Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series M Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series M Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series M Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series M Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series M Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series M Certificate of Designation attached as Exhibits 3.4 to this Current Report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Series J Nonvoting Convertible Preferred Stock.
3.2	Certificate of Designation of Series K Nonvoting Convertible Preferred Stock.
3.3	Certificate of Designation of Series L Nonvoting Convertible Preferred Stock.
3.4	Certificate of Designation of Series M Nonvoting Convertible Preferred Stock.
4.1	Form of Cash Warrant.
4.2	Form of Cashless Warrant.
4.3	Form of Half Cashless Warrant.
10.1	Form of Series J Preferred Stock Securities Purchase Agreement, dated as of December 31, 2024.
10.2	Form of Series K Preferred Stock Securities Purchase Agreement, dated as of December 31, 2024.
10.3	Form of Series M Preferred Stock Securities Purchase Agreement, dated as of December 31, 2024.
10.4	Form of Related Party Debt Conversion Agreement, dated as of December 31, 2024.
10.5	Form of Debt Conversion Agreement, dated as of December 31, 2024.
10.6	Unsecured Promissory Note, dated as of December 31, 2024.
10.7	Unsecured Promissory Note, dated as of December 31, 2024.
10.8	Registration Rights Agreement, dated as of December 31, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	January 3, 2025	By:	/s/ William Kerby
Name: William Kerby Title: Chief Executive Officer